Rule 497(d)

               DEAN WITTER SELECT MUNICIPAL TRUST
    INSURED CALIFORNIA INTERMEDIATE TERM PORTFOLIO SERIES 12
                  DELAWARE PORTFOLIO SERIES 14
          NEW YORK INTERMEDIATE TERM PORTFOLIO SERIES 2

                    SUPPLEMENT TO PROSPECTUS
                     DATED JANUARY 16, 1996


          The sales charge in the secondary market will reflect different rates depending upon the maturities of the various underlying Securities as follows:

                         (as percent of bid  (as percent of
Time to Maturity          side evaluation)   Offering Price

Less than 1 year                       0%                0%
Over 1 year to 2 years             0.756%             0.75%
Over 2 years to 3 years            1.523%             1.50%
Over 3 years to 6 years            2.564%             2.50%
Over 6 years to 10 years           3.627%             3.50%
Over 10 years to 14 years          4.712%             4.50%
15 years and over                  5.820%             5.50%

     The prospectus included in the Registration Statement for Dean Witter Select Municipal Trust, Insured California
Intermediate Term Portfolio Series 12, Delaware Portfolio Series
14 and New York Intermediate Term Portfolio Series 2 is hereby incorporated by reference.